UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

7/31

Date of reporting period: 7/31/13

Item 1.  Reports to Stockholders.

  Annual Report

  July 31, 2013

1-877-464-3111

www.thebetafund.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

Dear Shareholders.

We are very proud of what we have accomplished so far in 2013. The GMG Defensive Beta Fund turned four years old in late August 2013, and maintains a high Morningstar Rating (please visit Morningstar.com for more information).

As we announced last year, we have further reduced our overall fees and costs to shareholders. Additionally, as of July 1, 2013, we eliminated the 12b-1 fee associated with the Fund.

During the 1 year period ending July 31, 2013, the GMG Defensive Beta Fund maintained its overweight in U.S. equities and underweight in bonds and commodities, a decision that has positively impacted fund performance. For the 1 year period ending July 31, 2013 the GMG Defensive Beta Fund had a total return of 11%; which, according to Morningstar reports, is significantly above the category average, which had a negative return of (0.26)% for the same period of time; however, the Fund underperformed its benchmark Index, which returned 33.55% for the one year period.  The various investment strategies within the Fund all performed as expected. Portfolio performance was enhanced as a result of over-weighing US Large Cap equities, and under-weighing commodities. Additionally, the implementation of our proprietary tactical overlay strategy, AlphaVariance, allowed us to rotate from under-performing to out-performing sectors. Lastly, the option strategy utilize in the portfolio, as well as a slight overweight in cash, helped reduce portfolio volatility.

Looking ahead, we expect increasing volatility for equities and anticipate and improving environment for commodities. We continue to be bearish on bonds, and expect to remain significantly underweight the sector. While we anticipate some changes in monetary policy, our expectation is that these will be gradual and do not warrant a significant repositioning of the portfolio at this time.

Everyone at Montebello Partners, LLC is proud of the work we have done on behalf of you, our clients, and reiterate our pledge that we will continue to work diligently and tirelessly to provide you with best in class customer service and high quality money management services.

Sincerely,

Oliver Pursche

Managing Member / General Partner

2077-NLD-8/26/2013

GMG Defensive Beta Fund
PORTFOLIO REVIEW
July 31, 2013 (Unaudited)

The Fund's performance figures* for the year ended July 31, 2013, as compared to its benchmark:
				Since Inception** -
	Six Months	One Year	Three Year	July 31, 2013
GMG Defensive Beta Fund	4.37%	11.00%	8.78%	5.93%
S&P 500 Total Return Index	13.73%	25.00%	17.74%	16.76%
CBOE 30 Year Treasury Bond Index	15.02%	41.48%	(2.86)%	(3.44)%
Blended Benchmark Index	14.78%	33.55%	7.44%	6.34%

The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.    The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.   Performance figures for periods greater than 1 year are annualized. For performance information current to the most recent month-end, please call 1-877-464-3111.

The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. Investors cannot invest directly in an index.

The Chicago Board Options Exchange 30-Year T-Bond Index is based on the yield-to-maturity of the most recently auctioned 30-yr T-Bond.

The Blended Benchmark Index represents a blend of 50% CBOE 30 Year Treasury Bond Index and 50% S&P 500 Total Return Index.  The index is unmanaged and its results do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.  Investors cannot invest directly in an index.

** Inception date is September 1, 2009.
Comparison of the Change in Value of a $10,000 Investment

Holdings by Industry Sector/Asset Class	% of Net Assets
Pharmaceuticals	10.0%
Equity Funds	9.4%
Retail	9.3%
Telecommunications	8.0%
Computers	7.1%
Commodity Funds	6.8%
Internet	5.1%
Oil & Gas	4.8%
Areospace/Defense	4.2%
Machinery-Construction & Mining	3.5%
Other*	26.0%
Cash & Cash Equivalents	5.8%
100.0%

*Other represents 3.5% or less weightings in Asset Allocation Funds, Banks, Beverages, Chemicals, Debt Funds, Diversified Financial Services, Forest Products & Paper, Household Products/Wares, Iron/Steel, Oil & Gas Services, Semiconductors, Software and Transportation.

Please refer to the Consolidated Portfolio of Investments in this annual report for a detailed analysis of the Fund's holdings.

GMG Defensive Beta Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
July 31, 2013
Shares		Value
	COMMON STOCK - 74.3%
	AEROSPACE/DEFENSE - 4.2%
5,550	Boeing Co. (The )	$ 583,305
4,500	United Technologies Corp.	475,065
		1,058,370
	BANKS - 2.0%
1,200	Goldman Sachs Group, Inc. (The)	196,836
5,400	JPMorgan Chase & Co.	300,942
		497,778
	BEVERAGES - 2.1%
6,475	PepsiCo, Inc. (NC)	540,921

	CHEMICALS - 2.0%
4,970	Monsanto Co.	490,937

	COMPUTERS - 7.1%
1,280	Apple, Inc.	579,200
20,600	EMC Corp. (MA)	538,690
3,430	International Business Machines Corp.	668,987
		1,786,877
	DIVERSIFIED FINANCIAL SERVICES - 3.5%
4,950	Visa, Inc.	876,200

	FOREST PRODUCTS & PAPER - 1.7%
8,750	International Paper Co.	422,713

	HOUSEHOLD PRODUCTS/WARES - 2.3%
6,900	Tupperware Brands Corp.	581,532

	INTERNET - 5.1%
2,000	Amazon.com, Inc. *^	602,440
770	Google, Inc. - Cl. A *	683,452
		1,285,892
	MACHINERY-CONSTRUCTION & MINING - 3.5%
5,130	Caterpillar, Inc.	425,328
5,300	Deere & Co.	440,271
		865,599
	OIL & GAS - 4.8%
3,000	Apache Corp.	240,750
6,050	Exxon Mobil Corp.	567,188
7,500	Total SA - ADR	397,875
		1,205,813

See accompanying notes to financial statements.

GMG Defensive Beta Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2013
Shares		Value
	OIL & GAS SERVICES - 1.3%
4,600	National Oilwell Varco, Inc.	$ 322,782

	PHARMACEUTICALS - 10.0%
10,750	Abbott Laboratories	393,773
10,750	AbbVie, Inc.	488,910
11,275	Express Scripts Holding Co. *	739,076
10,950	Merck & Co., Inc.	527,461
5,000	Novartis AG - ADR	358,050
		2,507,270
	RETAIL - 9.3%
7,500	The Cheesecake Factory, Inc.	318,300
10,150	CVS Caremark Corp.	624,123
4,800	Darden Restaurants, Inc.	235,440
7,800	Dollar Tree, Inc. *	418,470
7,000	Foot Locker, Inc.	252,910
4,800	McDonald's Corp.	470,784
		2,320,027
	SEMICONDUCTORS - 2.6%
12,250	Intel Corp.	285,425
5,500	Qualcomm, Inc.	355,025
		640,450
	SOFTWARE - 2.7%
9,000	Adobe Systems, Inc. *	425,520
3,450	Citrix Systems, Inc. *	248,469
		673,989
	TELECOMMUNICATIONS - 8.0%
14,100	AT&T, Inc.	497,307
21,200	Cisco Systems, Inc.	541,660
7,000	Crown Castle International Corp. *	491,750
9,600	Verizon Communications, Inc.	475,008
		2,005,725
	TRANSPORTATION - 2.1%
21,100	CSX Corp.	523,491

	TOTAL COMMON STOCK (Cost $13,721,696)	18,606,366

See accompanying notes to financial statements.

GMG Defensive Beta Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2013
Shares		Value
	EXCHANGE TRADED FUNDS AND NOTES - 19.9%
	ASSET ALLOCATION FUND - 1.0%
11,000	PowerShares DB US Dollar Index Bullish Fund *+	$ 242,990

	COMMODITY FUNDS - 6.8%
3,800	ETFS Physical Palladium Shares *+	270,560
1,500	ETFS Platinum Trust *+	210,735
4,700	iPath Dow Jones-UBS Agriculture Subindex Total Return ETN *+	230,394
14,500	iShares Silver Trust *+	277,240
5,000	PowerShares DB Agriculture Fund *+	123,150
8,000	PowerShares DB Energy Fund *+	229,200
2,850	SPDR Gold Shares *+	364,686
		1,705,965
	DEBT FUNDS - 2.7%
2,250	iShares 1-3 Year Credit Bond ETF	236,790
6,000	SPDR Barclays High Yield Bond ETF	241,560
7,000	SPDR Barclays Short Term High Yield Bond ETF	214,270
		692,620
	EQUITY FUNDS - 9.4%
10,000	db X-trackers MSCI EAFE Hedged Equity Fund	249,000
10,800	iShares Russell 2000 ETF +^	1,119,636
5,800	SPDR S&P 500 ETF Trust +^	978,228
		2,346,864
	TOTAL EXCHANGE TRADED FUNDS AND NOTES
	(Cost $4,899,716)	4,988,439
Number of
Contracts***
	PURCHASED OPTIONS - 0.0%
20	Amazon.com, Inc., September 2013, Put @ $290 *	12,420
300	iShares Russell 2000 ETF, August 2013, Put @ $94 *+	2,700
	TOTAL PURCHASED OPTIONS (Cost - $94,347)	15,120
Shares
	SHORT-TERM INVESTMENTS - 5.3%
1,319,398	Daily Income Fund - Money Market Portfolio, to yield 0.03%**
	(Cost $1,319,398)	1,319,398

	TOTAL INVESTMENTS - 99.5% (Cost $20,035,157) (a)	$ 24,929,323
	OTHER ASSETS & LIABILITIES - 0.5%	114,356
	TOTAL NET ASSETS - 100.0%	$ 25,043,679

See accompanying notes to financial statements.

GMG Defensive Beta Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2013

(a)

Represents cost for financial reporting purposes.   Aggregate cost for federal tax purposes, including options written, is $20,102,954 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized Appreciation:	$ 5,019,981
		Unrealized Depreciation:	(226,330)
		Net Unrealized Appreciation:	$ 4,793,651
ADR - American Depositary Receipt
*	Non-Income producing security.
**	Money market fund; interest rate reflects seven-day effective yield on July 31, 2013.
+	All or a portion of this investment is a holding of the GMG Commodity Fund Limited.
^	All or a portion of this security is held as collateral for written call options.
***	Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

Schedule of Options Written*
Number of
	Contracts***	Security, Expiration Date, Exercise Price	Value
	10	Amazon.com, Inc., September 2013, Call @ $310	$ 7,100
	73	iShares Russell 2000 ETF, August 2013, Call @ $103 +	14,454
	35	iShares Russell 2000 ETF, August 2013, Call @ $103	6,930
	58	SPDR S&P 500 ETF Trust, August 2013, Call @ $171 +	4,234
		TOTAL (Premiums received $26,284)	$ 32,718
***	Each option contract allows the holder of the option to purchase 100 shares of the underlying security.

See accompanying notes to financial statements.

GMG Defensive Beta Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
July 31, 2013

ASSETS
Investment securities:
At cost	$ 20,035,157
At value	$ 24,929,323
Cash	217,038
Receivable for Fund shares sold	148,079
Dividends and interest receivable	33,683
Prepaid expenses and other assets	12,675
TOTAL ASSETS	25,340,798

LIABILITIES
Options written, at value (premiums received $26,284)	32,718
Payable for investments purchased	193,490
Fund shares repurchased	29,190
Investment advisory fees payable	11,895
Fees payable to other affiliates	9,966
Accrued expenses and other liabilities	19,860
TOTAL LIABILITIES	297,119
NET ASSETS	$ 25,043,679

Net Assets Consist Of:
Paid in capital	$ 20,701,424
Undistributed net investment income	40,215
Accumulated net realized loss from security transactions and options transactions	(585,692)
Net unrealized appreciation of investments and options written	4,887,732
NET ASSETS	$ 25,043,679

Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	2,018,652

Net asset value (Net assets ÷ Shares outstanding) and
redemption price per share (a)	$ 12.41

(a)	Redemptions made within 15 days of purchase may be assessed a redemption fee of 2.00%.

See accompanying notes to financial statements.

GMG Defensive Beta Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended July 31, 2013

INVESTMENT INCOME
Dividends (net of foreign withholding tax of $10,005)	$ 391,802
Interest	727
TOTAL INVESTMENT INCOME	392,529

EXPENSES
Investment advisory fees	248,790
Distribution (12b-1) fees	51,992
Administrative services fees	42,407
Transfer agent fees	35,687
Registration fees	31,100
Accounting services fees	27,422
Audit fees	19,579
Compliance officer fees	14,316
Printing and postage expenses	12,175
Legal fees	10,677
Custodian fees	7,533
Trustees' fees and expenses	4,431
Insurance expense	1,172
Other expenses	7,185
TOTAL EXPENSES	514,466

Less: Fees waived by the Advisor	(151,801)

NET EXPENSES	362,665
NET INVESTMENT INCOME	29,864

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investment transactions	80,001
Options written	30,392
Purchased options	(28,947)
81,446
Net change in unrealized appreciation (depreciation) of:
Investments	2,351,603
Options written	(6,434)
Purchased options	(79,227)
2,265,942
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	2,347,388

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 2,377,252

See accompanying notes to financial statements.

GMG Defensive Beta Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	July 31, 2013	July 31, 2012
FROM OPERATIONS
Net investment income (loss)	$ 29,864	$ (61,426)
Net realized gain (loss) from security transactions
and options transactions	81,446	(427,925)
Net change in unrealized appreciation of investments
and options written	2,265,942	510,803
Net increase in net assets resulting from operations	2,377,252	21,452

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	-	(146,444)
From net realized gains	-	(37,792)
Net decrease in net assets from distributions to shareholders	-	(184,236)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	5,234,930	6,055,151
Net asset value of shares issued in
reinvestment of distributions to shareholders	-	176,844
Redemption fee proceeds	65	1,464
Payments for shares redeemed	(4,248,637)	(4,797,512)
Net increase (decrease) in net assets from shares of beneficial interest	986,358	1,435,947

TOTAL INCREASE IN NET ASSETS	3,363,610	1,273,163

NET ASSETS
Beginning of Year	21,680,069	20,406,906
End of Year*	$ 25,043,679	$ 21,680,069
* Includes undistributed net investment income of:	$ 40,215	$ 10,351

SHARE ACTIVITY
Shares Sold	441,225	559,661
Shares Reinvested	-	16,988
Shares Redeemed	(361,901)	(442,672)
Net increase (decrease) in shares of beneficial interest outstanding	79,324	133,977

See accompanying notes to financial statements.

GMG Defensive Beta Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	For the Year	For the Year	For the Year	Period
	Ended	Ended	Ended	Ended
	July 31,	July 31,	July 31,	July 31,
	2013	2012	2011	2010 (1)
Net asset value,
beginning of period	$ 11.18	$ 11.30	$ 9.73	$ 10.00

Activity from investment operations:
Net investment loss	0.02	(0.03)	(0.06)	(0.07)
Net realized and unrealized gain (loss)
on investments and options transactions	1.21	0.01	1.63	(0.20)
Total from investment operations	1.23	(0.02)	1.57	(0.27)

Less distributions from:
Net investment income	-	(0.08)	-	-
Net realized gains	-	(0.02)	-	-
Total distributions	-	(0.10)	-	-

Paid-in-Capital from
Redemption Fees (2)	0.00	0.00	0.00	0.00

Net asset value, end of period	$ 12.41	$ 11.18	$ 11.30	$ 9.73

Total return (3)	11.00%	(0.13)%	16.14%	(2.70)%	(8)

Net assets, end of period (000s)	$ 25,044	$ 21,680	$ 20,407	$ 14,589

Ratio of gross expenses to average
net assets (4)(5)	2.23%	2.49%	2.69%	3.30%	(7)
Ratio of net expenses to average
net assets (5)	1.57%	1.74%	1.81%	1.99%	(7)
Ratio of net investment loss
to average net assets (6)	0.13%	(0.30)%	(0.56)%	(0.90)%	(7)

Portfolio Turnover Rate	14%	30%	38%	46%	(8)

(1)	The GMG Defensive Beta Fund commenced operations on September 1, 2009.
(2) Amount represents less than $0.01 per share.
(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(5)	Does not include the expenses of other investment companies in which the Fund invests.
(6)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(7) Annualized.
(8) Not annualized.

See accompanying notes to financial statements.

GMG Defensive Beta Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

July 31, 2013

1.

ORGANIZATION

The GMG Defensive Beta Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks to provide long-term capital appreciation.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the last reported bid price on the valuation date.   Index options and options not listed on a security exchange or board of trade shall be valued at the last reported bid price on the valuation date. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

GMG Defensive Beta Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

July 31, 2013

Fair Value Team and Valuation Process - This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

GMG Defensive Beta Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

July 31, 2013

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of July 31, 2013 for the Fund’s assets and liabilities measured at fair value:

GMG Defensive Beta Fund
Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$ 18,606,366	$ -	$ -	$ 18,606,366
Exchange Traded Funds and Notes	4,988,439	-	-	4,988,439
Purchased Options	15,120	-	-	15,120
Money Market Funds	1,319,398	-	-	1,319,398
Total	$ 24,929,323	$ -	$ -	$ 24,929,323

Liabilities	Level 1	Level 2	Level 3	Total
Options Written	$ 32,718	$ -	$ -	$ 32,718

There were no transfers into or out of Level 1 and Level 2 during the current period presented.   It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

The Fund did not hold any level 3 securities during the period.

*Refer to the Fund’s Consolidated Portfolio of Investments for industry classifications.

GMG Defensive Beta Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

July 31, 2013

Consolidation of Subsidiaries – GMG Commodity Fund Limited (GMG-CFC) – The Consolidated Portfolio of Investments, Consolidated Statement of Asset and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets and the Consolidated Financial Highlights of the Fund includes the accounts of GMG-CFC, a wholly-owned and controlled subsidiary.   All inter-company accounts and transactions have been eliminated in consolidation.

The Fund may invest up to 25% of its total assets in the controlled foreign corporation (“CFC”) which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

GMG-CFC utilizes commodity based Exchange Traded Funds, Exchange Traded Notes and derivative products to facilitate the Fund’s pursuit of its investment objective.   In accordance with its investment objective and through its exposure to the aforementioned commodity based products, GMG may have increased or decreased exposure to one or more of the risk factors defined in the Principal Investment Risks section of the Fund’s prospectus.

A summary of the Fund’s investment in the CFC is as follows:

	Inception Date of SPC	SPC Net Assets at July 31, 2013	% Of Fund Net Assets at July 31, 2013
GMG-SPC	1/7/2010	$ 3,751,774	14.98%

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually in December. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Cash and Cash Equivalents – Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with maturities of three months or less. The Fund may maintain deposits with a high quality financial institution in an amount that is in excess of federally insured limits.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders.  Therefore, no provision for Federal income tax is required.  The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.   Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2010, 2011, and 2012), or expected to be taken in the Fund’s 2013 tax returns. The Fund identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.  A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

Options Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against this risk.

The Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio.

When the Fund writes a call option, an amount equal to the premium received is included in the consolidated statement of assets and liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received.  As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

GMG Defensive Beta Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

July 31, 2013

The Fund may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio.  If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

For the year ended July 31, 2013, the Fund had a loss of $28,947 on purchased options and this loss is included in the line item marked “Net realized loss from purchased options” on the Consolidated Statement of Operations in this shareholder report.   The net change in unrealized appreciation (depreciation) on purchased options was $(79,227) as of the year end and is included in the line marked “Net change in unrealized appreciation (depreciation) of options” on the Consolidated Statement of Operations.

For the year ended July 31, 2013, the Fund had a gain of $30,392 on options written and this gain is included in the line item marked “Net realized gain from options written” on the Consolidated Statement of Operations in this shareholder report.  The net change in unrealized appreciation (depreciation) on options written was $(6,434) as of the year end and is included in the line marked “Net change in unrealized appreciation (depreciation) of options” on the Consolidated Statement of Operations.

The number of option contracts written and the premiums received by the Fund during the year ended July 31, 2013, were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of year	-	$ -
Options written	767	108,443
Options expired	(169)	(29,743)
Options exercised	(104)	(8,937)
Options closed	(318)	(43,479)
Options outstanding, end of year	176	$ 26,284

GMG Defensive Beta Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

July 31, 2013

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3. INVESTMENT TRANSACTIONS

For the year ended July 31, 2013, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $5,520,220 and $2,863,802, respectively.

4. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. Montebello Partners, LLC serves as the Fund’s investment advisor (the “Advisor”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS.

Pursuant to an Advisory Agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  Effective December 31, 2012, as compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets. Prior to December 1, 2012, the Advisor received compensation at an annual rate of 1.25% of the Fund’s average daily net assets, computed and accrued daily and paid monthly.

Pursuant to a written contract effective December 1, 2012 (the “Waiver Agreement”), the Advisor has agreed, at least until November 30, 2013, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in Underlying Funds or extraordinary expenses, such as litigation) do not exceed 1.49% per annum of the Fund’s average daily net assets.  Prior to December 1, 2012, the Advisor agreed to waive a portion of its advisory fee so that total expenses incurred by the Fund did not exceed 1.74% per annum. For the year ended July 31, 2013, the Advisor waived fees in the amount of $151,801.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's Operating Expenses are subsequently less than 1.49% of average daily net assets, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided

GMG Defensive Beta Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

July 31, 2013

that such reimbursement does not cause the Fund's expenses to exceed 1.49% of average daily net assets. If Fund Operating Expenses subsequently exceed 1.49% per annum of the average daily net assets, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

The following amounts are subject to recapture by the following dates.

7/31/2014	7/31/2015	7/31/2016	Total
$ 155,921	$ 152,386	$ 151,801	$ 460,108

The Trust, on behalf of the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”).  Effective July 1, 2013, the Plan provides that a monthly service and/or distribution fee is calculated by the Advisor at an annual rate of 0.25% of the Fund’s average daily net assets. The Advisor will pay Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor.   The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred.  Prior to July 1, 2013, the monthly fee was calculated and paid by the Fund.

During the year ended July 31, 2013, Gary Goldberg & Co., a registered broker/dealer and an affiliate of the Fund executed trades on behalf of the Fund. These trades were cleared through National Financial Services and Gary Goldberg & Co. received $1,437 in trade commissions.

Effective April 1, 2013, each Trustee who is not affiliated with the Trust or an investment advisor to any series of the Trust will receive a quarterly fee of $27,625 for his attendance at the regularly scheduled meetings of the Board of Trustees, to be paid in advance of each calendar quarter, as well as reimbursement for any reasonable expenses incurred.  Prior to April 1, 2013 each Trustee who is not affiliated with the Trust or an advisor received a quarterly fee of $21,500.  Effective July 1, 2013, in addition to the quarterly fees and reimbursements, the Chairman of the Board receives a $30,000 annual fee, and the Audit Committee Chairman receives a $15,000 additional annual fee, each to be paid quarterly and allocated between Northern Lights Fund Trust and Northern Lights Variable Trust.

Additionally, in the event a meeting of the Board of Trustees other than its regularly scheduled meetings (a “Special Meeting”) is required, each Independent Trustee will receive a fee of $2,500 per Special Meeting, as well as reimbursement for any reasonable expenses incurred, to be paid by the relevant series of the Trust or its investment advisor depending on the circumstances necessitating the Special Meeting.

Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. GFS also provides a Principal Executive Officer and a Principal Financial Officer to the Trust.

GMG Defensive Beta Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

July 31, 2013

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”)

Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, Gemcom receives customary fees from the Fund.

5.  REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 15 days.   For the year ended July 31, 2013, the Fund assessed $65 in redemption fees.

6.  DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following periods was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	July 31, 2013	July 31, 2012
Ordinary Income	$ -	$ 146,444
Long-Term Capital Gain	-	37,792
	$ -	$ 184,236

As of July 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital	Post October	Other	Unrealized	Total
Ordinary	Long-Term	Loss	and Late	Book/Tax	Appreciation/	Accumulated
Income	Gains	Carry Forwards	Year Losses	Differences	(Depreciation)	Earnings/(Deficits)
$ 10,129	$ -	$ (198,060)	$ (20,085)	$ (243,380)	$ 4,793,651	$ 4,342,255

The difference between book basis and tax basis unrealized appreciation, accumulated net investment income and accumulated net realized loss from security transactions and options transactions are primarily attributable to adjustments for the Fund’s wholly owned subsidiary and tax deferral of losses on wash sales and straddles and adjustments on partnerships and grantor trusts held by GMG-CFC.

GMG Defensive Beta Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

July 31, 2013

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Funds incurred and elected to defer such capital losses of $20,085.

At July 31, 2013, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring Short-Term	Non-Expiring Long-Term	Total
$ 198,060	$ -	$ 198,060

7.  NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

8.  SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.  The Fund is a series of Northern Lights Fund Trust (the “Trust”).  At a Special Meeting of Shareholders of the Trust, held at the offices of GFS, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on Tuesday, September 10, 2013, Trust shareholders of record as of the close of business on July 22, 2013 voted to approve the following proposal:

Proposal 1: To elect Mark H. Taylor, John V. Palancia, Andrew Rogers, Mark D. Gersten, and Mark Garbin to the Board of Trustees of the Trust.

	Shares Voted In Favor	Shares Voted Against or Abstentions
Mark H. Taylor	608,885,975	8,197,175
John V. Palancia	609,370,118	7,713,033
Andrew Rogers	609,691,730	7,391,421
Mark D. Gersten	609,750,246	7,332,904
Mark Garbin	609,702,446	7,380,704

Effective September 24, 2013, Michael Miola resigned from the Board of Trustees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees

Northern Lights Fund Trust and

Shareholders of

The GMG Defensive Beta Fund

We have audited the accompanying consolidated statement of assets and liabilities of The GMG Defensive Beta Fund, a series of Northern Lights Fund Trust (the “Trust”), including the consolidated portfolio of investments, as of July 31, 2013, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the three years in the period then ended and for the period September 1, 2009 (commencement of operations) through . These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of The GMG Defensive Beta Fund as of July 31, 2013, and the results of its consolidated operations for the year then ended, the changes in its consolidated net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the three years in the period then ended and for the period September 1, 2009 through , in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

September 27, 2013

GMG Defensive Beta Fund

EXPENSE EXAMPLES

July 31, 2013 (Unaudited)

As a shareholder of the GMG Defensive Beta Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the GMG Defensive Beta Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2013 through July 31, 2013.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

GMG Defensive Beta Fund	Beginning Account Value 2/1/13	Ending Account Value 7/31/13	Expenses Paid During Period 2/1/13 – 7/31/13*	Expense Ratio During Period ** 2/1/13 – 7/31/13
Actual	$1,000.00	$1,043.70	$7.55	1.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.41	$7.45	1.49%

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

**Annualized

GMG Defensive Beta Fund

SUPPLEMENTAL INFORMATION

July 31, 2013 (Unaudited)

GMG Defensive Beta Fund* – Montebello Partners, LLC

In connection with the regular meeting held on March 27 and 28, 2013, the Board of Trustees (the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Montebello Partners, LLC (“Montebello”) and the Trust, with respect to GMG Defensive Beta Fund (the “Fund”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

Counsel assisted the Trustees throughout the Advisory Agreement review process.  The Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor.  The Trustees’ conclusions were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service.  The Trustees noted that Montebello’s key investment professionals are well qualified with years of investment industry experience and that they possess expertise in trading, research, sales, marketing and compliance.  The Trustees considered Montebello’s strong compliance program as evidenced by the Chief Compliance Officer’s (“CCO”) qualifications as an attorney, and that the CCO is a partner in the advisory firm with full autonomy to implement and enhance policies that protect the Fund and its shareholders.  The Trustees also noted that Montebello uses an outside compliance consulting firm to further strengthen the depth of the firm’s compliance procedures.  The Trustees further noted that Montebello utilizes and leverages its relationships with outside banks and independent analysts to obtain research used to develop and implement the Fund’s investment strategy, and uses technical and fundamental analysis to ensure that the Fund remains diversified and does not exceed sector limits.  The Trustees concluded that Montebello has provided a level of service consistent with the Trustees’ expectations.

Performance.  The Trustees reviewed the performance of the Fund as compared to its peer group for the last 1 year (9.50% vs. 12.89%) and since inception (4.44% vs. 6.98%), and noted that although the Fund underperformed, the peer group was relatively small with 3 funds, and, therefore, may not provide the best comparison.  Additionally, they noted that the Fund’s beta is a slightly lower than the index, and its reduced risk/volatility potentially resulted in a loss of performance, but further noted this decreased beta is consistent with the Fund’s objective and stated strategy of reducing risk.  As compared to the Morningstar Multi-Alternative Category, which returned, 3.88% for the last 1 year and 3.66% since the inception of the Fund, they noted that the Fund’s outperformance was due to its overweight in large cap stocks.  The Trustees discussed Montebello’s stock selection and noted that it appears reasonable.  The Trustees noted that the Fund is rated as a “3-star Fund” by Morningstar and that the Fund’s beta is slightly lower than index, reflecting reduced risk/volatility, which may result in giving up some performance. After discussion, the Trustees concluded that, based on the Fund’s objective and stated strategy of reducing risk, the Fund’s performance is reasonable.

Fees and Expenses.  The Trustees compared the advisory fee charged to the Fund with the average fee charged by funds in its peer group and the Morningstar category average.  They noted that the advisory fee of 1.00% is higher than the average of the fees charged by the funds in GMG’s peer group, but again noted the small size of the peer group and that one of the funds in the peer group charges a 0.00% fee.  They further noted that after waiver, the Fund’s annual advisory fee is 0.45% which is lower than the peer group average.  With respect to the Morningstar category, they noted that the Fund’s advisory fee is well within the range of fees charged by other funds in the category and lower than the average of 1.08%.  The Trustees concluded that the advisory fee was reasonable.

Economies of Scale.  The Trustees considered whether economies of scale had been realized with respect to the management of GMG.  The Trustees noted that the Fund assets were approximately $22 million and that Montebello anticipates growth to $30 million.  The Trustees further noted that Montebello anticipates economies of scale to begin to emerge when the Fund grows beyond $50 million in assets.  After discussion, the Trustees reached consensus that based on the current size of the Fund, and the anticipated size of the Fund over the next year, and in consideration of the existing fee waiver, economies of scale would be revisited after the Fund’s assets materially increases.

Profitability.  The Trustees considered the profits Montebello realizes in connection with the operation of the Fund and whether the estimated amount of profit is a fair entrepreneurial profit with respect to the services Montebello provides to the Fund.  The Trustees noted that Montebello earned a modest profit during the last year.  After discussion, the Trustees determined that they would continue to evaluate Montebello’s profitability in connection with the next annual advisory agreement, and concluded that the level of profit was not excessive.

Conclusion.  Having requested and received such information from Montebello as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests of the Trust and the shareholders of GMG Defensive Beta Fund.

*Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance of the Fund.

GMG Defensive Beta Fund

SUPPLEMENTAL INFORMATION (Unaudited)

As of July 31, 2013

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Effective September 24, 2013 each of the Trustees is also a Director of GMG Commodity Fund Ltd. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl^ Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	99

AdvisorOne Funds (12 portfolios) (2004-2013); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (since 2010) and Northern Lights Variable Trust (since 2006)

Gary W. Lanzen^ Born in 1954	Trustee Since 2005	President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010); Founder and Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	99	AdvisorOne Funds (12 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund (2010-2011); Northern Lights Variable Trust (since 2006)
Mark H. Taylor^ Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	113

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	113	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Ladenburg Thalmann Alternative Strategies Fund (since 2012)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011)	99	Schroder Global Series Trust and Two Roads Shared Trust (since 2012)
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007); Managing Director and Head of Equity Derivatives -Americas, Rabobank International (2006-2007)	99	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee)

GMG Defensive Beta Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

As of July 31, 2013

    Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola***^ Born in 1952	Trustee 2005-2013; Chairman of the Board 2005-2013	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Adviser Services, LLC, CLS Investments, LLC, GemCom, LLC and Northern Lights Compliance Services, LLC (since 2003); Director of Constellation Trust Company (since 2004)	99	AdvisorOne Funds (12 portfolios) (2003-2012); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
Andrew Rogers**** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).	99	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC,  (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).  Mr. Miola resigned effective September 24, 2013.

****Andrew Rogers is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Fund Accountant, Transfer Agent).

^ These Trustees were named in the SEC order instituting settled administrative proceedings against Northern Lights Compliance Services, LLC, Gemini Fund Services, LLC and certain Trustees.  For more information, please see the “Legal Proceedings” in the Statement of Additional Information (“SAI”).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-464-3111.

7/31/13 – NLFT_v6

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-464-3111 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-464-3111.

INVESTMENT ADVISOR

Montebello Partners, LLC

75 Montebello Road

Suffern, NY 10901

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii

The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2013 - $13,900

2012 - $ 13,900

2011 - $ 13,500

2010 - $ 12,500

(b)

Audit-Related Fees

2013 - None

2012 – None

2011 – None

2010 – None

(c)

Tax Fees

2013 - $3,100

2012 - $3,100

2011 - $3,000

2010 - $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2013 - None

2012 – None

2011 – None

2010 – None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2013

 2012

2011

2010

Audit-Related Fees:

0.00%

0.00%

0.00%

0.00%

                          Tax Fees:

0.00%

0.00%

0.00%

0.00%

                          All Other Fees:

0.00%

0.00%

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2013 – $3,100

                          2012 – $3,100

                          2011 – $3,000

                          2010 – $3,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

10/8/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

10/8/13

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

10/8/13